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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              March 20, 2000
                                                  ------------------------------

                         Central Garden & Pet Company
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            (Exact name of registrant as specified in its charter)


          Delaware                     0-20242                  68-0275553
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                 Number)               Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                        94549
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   (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code         (925) 283-4573
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                                 Inapplicable
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         (Former name or former address if changed since last report)

Exhibit Index located on page 3
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Item 5.   Other Events

          On March 20, 2000, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company is preparing to file a Form 10 with the SEC which, when declared effective by the SEC, would permit the Company to spin off its lawn and garden distribution business to shareholders.

Item 7.   Financial Statement and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  See attached Exhibit Index.

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                                 EXHIBIT INDEX


Number  Exhibit                                                Page Number
------  -------                                                -----------

99.1    Press Release dated March 20, 2000.                         5

                                       3
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CENTRAL GARDEN & PET COMPANY



                           By:   /s/ Robert B. Jones
                               --------------------------------
                               Robert B. Jones, Vice President, Finance

Dated:  March 20, 2000

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